UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2006

Napster, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-32373	77-0551214
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number

Napster, Inc.
9044 Melrose Ave.
Los Angeles, CA 90069
(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 281-5000

N/A

(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On September 18, 2006, Napster, Inc. (the “Company”) issued a press release stating that it had retained UBS Investment Bank to assist the Company’s Board and management in its evaluation of strategic alternatives.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.

99.1    Press Release dated September 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2006

Napster, Inc. (Registrant)

By:	/s/ William E. Growney, Jr.

Name:	William E. Growney, Jr.

Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Napster, Inc. on September 18, 2006.